UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007

ClearPoint Business Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Promissory Note

As previously disclosed, on August 14, 2006, ClearPoint Resources, Inc. (“CPR”), a wholly owned subsidiary of ClearPoint Business Resources, Inc. (the “Company”), issued a Promissory Note (the “Note”), in the original principal amount of $450,000, payable to the shareholders of Staffbridge, Inc. (“Staffbridge”). On August 14, 2006, CPR acquired all of the issued and outstanding common stock of Staffbridge, and the Note served as partial payment of the purchase price. The Note had an interest rate of six percent (6%) per annum and matured on the earlier of December 31, 2007 or the effective date of an initial public offering of the common stock of CPR.

On December 31, 2007, with the consent of former Staffbridge’s shareholders, CPR issued an Amendment to the Note (the “Amendment to the Note”) and amended the terms of the Note as follows: (i) $36,690 in accrued and unpaid interest was rolled into the principal amount, (ii) the maturity date was extended out until June 30, 2008, (iii) the interest rate was increased to eight percent (8%) per annum payable in monthly installments of $3,245 starting January 15, 2008, and (iv) CPR agreed to pay an origination fee equal to four percent (4%) of the principal amount ($19,467) in the form of 9,496 shares of the Company common stock. Scott Nieh and Nigil Lui, former shareholders of Staffbridge, acted as consultants to the Company from time to time after the acquisition.

Joinder and Assumption Agreement

As previously disclosed, on February 23, 2007, the Company entered into a credit agreement, as amended (the “Credit Agreement”), with Manufacturers and Traders Trust Company (“M&T”) for a $20 million revolving credit facility and a $5 million term loan (collectively, the “Loan”).

On December 31, 2007, the following direct and indirect wholly owned subsidiaries of the Company: eMgate Solutions Group, LLC, ClearPoint Workforce, LLC, ClearPoint HRO, LLC, ClearPoint HR, LLC, ASG, LLC, a Florida limited liability company, ASG, LLC, a Rhode Island limited liability company, and Mercer Ventures, Inc., a Delaware corporation, entered into a Joinder and Assumption Agreement (the “Joinder Agreement”), dated as of December 31, 2007, with M&T and the Company thereby becoming Loan Parties to certain Loan Documents executed in connection with the Loan. Each of the foregoing subsidiaries of the Company was organized subsequent to the execution of the Credit Agreement in February 2007 and, by the terms of the Credit Agreement, was required to become a Loan Party to certain Loan Documents.

The Joinder Agreement also includes various representations, warranties and other provisions customary for the transaction of this nature. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Credit Agreement.

Purchase Agreement

On December 31, 2007, the Company entered into the Purchase Agreement (the “Purchase Agreement”) effective as of December 31, 2007 with CPR, CPR’s wholly owned subsidiary, Mercer Ventures, Inc., a Pennsylvania corporation (“MVI”), and TradeShow Products Inc. “(TradeShow”). Pursuant to the Purchase Agreement, CPR sold all of the issued and outstanding securities (the “Stock”) of MVI to TradeShow for the aggregate purchase price payable in the form of a perpetual commission equal to one and three-quarters percent (1.75%) of the weekly revenue generated by a specified list of MVI clients. TradeShow is obligated to pay such fee in arrears on the first business day of every month. Unpaid fees will be subject to interest at a rate of one and one-half percent (1.5%) per month. The

Purchase Agreement also includes various representations, warranties, covenants, indemnification and other provisions customary for the transaction of this nature.

The foregoing is a summary of the material provisions of the Amendment to the Note, the Joinder Agreement and the Purchase Agreement. This summary is not intended to be complete and is qualified in its entirety by reference to such documents, which are incorporated by reference in their entirety herein and copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 10.1 and 10.2, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2007, CPR issued the Amendment to the Note, the terms of which are described in Item 1.01 above, which description is incorporated in its entirety by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2007, the Board of Directors of the Company adopted the Amended and Restated Bylaws of the Company (the “Amended Bylaws”) to supersede and replace the existing Bylaws (the “Bylaws”). In order to comply with NASDAQ Rule 4350(l)(2), in addition to certain conforming changes, Section 5.1 “Shares of Capital Stock” of the Bylaws was amended to permit the issuance of uncertificated shares of the Company’s capital stock, and Section 5.4 “Transfers” was amended to authorize the Board of Directors to set forth, by resolution or resolutions, procedures for the transfer of uncertificated shares of the Company’s capital stock. Prior to the foregoing amendments, the Bylaws only provided for the issuance of certificated shares of capital stock.

The foregoing is a summary of the material amendments to the Bylaws and it is not intended to be complete. This summary is qualified in its entirety by reference to the Amended Bylaws, which are incorporated by reference in their entirety herein and a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
3.2	Amended and Restated Bylaws

4.1	Amendment to Note dated December 31, 2007

10.1	Joinder and Assumption Agreement, dated as of December 31, 2007

10.2	Purchase Agreement, effective as of December 31, 2007, by and among ClearPoint Business Resources, Inc., Mercer Ventures, Inc. and TradeShow Products Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2008

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Kurt Braun
	Name:	Kurt Braun
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws

4.1	Amendment to Note dated December 31, 2007

10.1	Joinder and Assumption Agreement, dated as of December 31, 2007

10.2	Purchase Agreement, effective as of December 31, 2007, by and among ClearPoint Business Resources, Inc., Mercer Ventures, Inc. and TradeShow Products Inc.

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